John Hancock Variable Insurance Trust
Supplement dated June 29, 2012
to the Prospectus dated April 30, 2012
Natural Resources Trust
The following information supplements and supersedes any information to the contrary relating to the Natural Resources Trust, a series of John Hancock Variable Insurance Trust (the “Trust”), contained in the Prospectus dated as noted above.
At an in-person meeting held June 26-28, 2012, the Trust’s Board of Trustees approved the hiring and appointment of RS Investment Management Co. LLC (“RS Investments”) to serve as a second subadviser to the fund effective on or about July 16, 2012 (the “Effective Date”). The fund’s current subadviser, Wellington Management Company, LLP (“Wellington Management”), will continue to manage a portion of the fund’s assets. Therefore, all references to the subadvisers to the fund shall refer to both Wellington Management and RS Investments. It is expected that Wellington Management and RS Investments will each manage approximately 50% of the fund in independent sleeves, although the actual percentage managed by each subadviser will vary day-to-day. In connection with the hiring of RS Investments as an additional subadviser to the fund, the fund’s investment adviser, John Hancock Investment Management Services, LLC (the “Adviser”), has hired a transition manager to assist in transitioning cash and portfolio securities from Wellington Management to RS Investments.
In connection with the addition of RS Investments as a subadviser to the Fund, certain of the fund’s investment strategies, risks and benchmarks have been modified as outlined below. Although the fund will continue to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets, the fund no longer seeks to maintain a “normal” allocation of approximately 60% of investments in the energy and energy related sector, 30% of investments in the metals and mining sector, and 10% in the forest products, miscellaneous commodities companies and non-ferrous metals sector. Accordingly, the fund no longer uses the MSCI World Paper & Forest Prod Gross Index – TR and the 60% MSCI World Energy/30% MSCI World Metals & Mining/10% MSCI World Paper & Forest Products Combined Index as benchmarks, and instead, the fund’s new primary benchmark is the 60% MSCI World Energy/40% MSCI World Metals & Mining Combined Index. The fund’s investment objective of seeking long-term total return remains the same. The fund has also clarified that it may now invest in commodities not included in the energy, metals and mining and forest products sectors.
In the “Principal investment strategies” section in the fund’s Summary section, the following paragraphs are revised and restated as follows:

Other Natural Resources-Based Companies. Other natural resources sectors consist of companies engaged in producing, processing and distributing agricultural products, fertilizer and miscellaneous raw materials and other commodities not included in the sectors above.
The fund may invest without limitation in foreign securities, including emerging markets. The fund utilizes currency forwards and other currency hedging transactions in an effort to protect the value of the fund’s assets when a subadviser deems it advisable to do so. The fund also may enter into derivative currency transactions, including currency forwards, cross currency forwards and options on currencies. The fund’s derivative transactions will typically be fully collateralized on a net basis. The fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency. Under normal market conditions, the fund is fully invested.
Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors for the portion of the fund Wellington manages. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management’s analysis is understanding the economic and political dynamics of each of these countries.
Wellington Management utilizes fundamental research to identify companies with attractive growth prospects, assets and relative values. Wellington Management also considers the volatility and ranges of commodity prices in seeking opportunities to buy or sell securities at attractive prices relative to a company’s potential over a longer investment cycle. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the fund on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.
In evaluating investments for the portion of the fund RS Investments manages, RS Investments’ investment team conducts fundamental analysis focused on the following factors: supply cost curve of a given commodity, asset location along that curve to identify “advantaged assets,” inventory of future projects which provide the basis for future value creation, management team quality to determine capital allocation discipline and history of value creation, and country risk. RS Investments’ investment team believes that investments in the securities of advantaged producers run by capable management teams can create value for long-term investors independent of commodity prices. Valuation is an important part of the investment process. RS Investments’ investment team seeks to purchase securities in companies with these characteristics when the investment team believes the price reflects a limited possibility of permanent capital impairment.

The following risk is added to the Principal risks section:
Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.
In the fund’s summary section, under the “Past performance” section, the “Average annual total returns” table is revised and replaced with the following:

	One	Five	Since	Date of
Average annual total returns for period ended 12/31/2011	Year	Year	Inception	Inception
Series I	-20.29%	-0.10%	14.37%	05/05/03
Series II	-20.38%	-0.29%	14.14%	05/05/03
Series NAV	-20.27%	-0.06%	14.41%	02/28/05
MSCI World Energy Index (Gross of foreign withholding taxes on dividends)*	0.69%	3.17%	13.53%	N/A
MSCI World Metals & Mining Index (Gross of foreign withholding taxes on dividends)*	-27.48%	0.84%	16.98%	N/A
MSCI World Paper & Forest Products Index (former benchmark)	-17.75%	-7.82%	0.33%	N/A
60% MSCI World Energy/ 30% MSCI World Metals & Mining/ 10% MSCI World Paper & Forest Products Combined Index (former benchmark)	-10.19%	2.01%	13.77%	N/A
60% MSCI World Energy/ 40% MSCI World Metals & Mining Index (Gross of foreign withholding taxes on dividends) *	-11.37%	2.73%	14.50%	N/A

*	Prior to July 16, 2012, the fund compared its performance to 60% MSCI World Energy/ 30% MSCI World Metals & Mining/ 10% MSCI World Paper & Forest Products Combined Index. After this date, the fund replaced this index with the 60% MSCI World Energy/ 40% MSCI World Metals & Mining Combined Index, which better reflects the subadvisers’ outlook on the fund’s investments and allocations to natural resources sectors.
Commencing on the Effective Date, MacKenzie B. Davis, Andrew P. Pilara, Jr., and Kenneth L. Settles, Jr. have been added as portfolio managers of the fund for the portion of the Fund managed by RS Investments. Information regarding RS Investments and each of these portfolio managers is set forth below.

RS Investment Management Co. LLC
RS Investments is located at 388 Market Street, Suite 1700, San Francisco, CA 94111 and it or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $20.2 billion in assets as of December 31, 2011. Guardian Investor Services LLC, a wholly owned subsidiary of Guardian Life Insurance Company of America, owns a majority of the outstanding interests in RS Investments.

Fund	Portfolio Manager

Natural Resources	MacKenzie B. Davis, CFA
Andrew P. Pilara, Jr.
Kenneth L. Settles, Jr., CFA
MacKenzie B. Davis, CFA Member of the RS Value and Hard Assets Teams since 2004; Portfolio manager of the fund since 2012; Joined RS Investments in 2004. Portfolio manager of the fund since 2012.
Andrew P. Pilara, Jr. Member of the RS Value and Hard Assets Teams since 1993; Portfolio manager of the fund since 2012; Joined RS Investments in 1993. Portfolio manager of the fund since 2012.
Kenneth L. Settles, Jr., CFA Member of the RS Value and Hard Assets Teams since 2006; Portfolio manager of the fund since 2012; Joined RS Investments in 2006. Portfolio manager of the fund since 2012.
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.